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                                 EXHIBIT 10.1

                          FORM OF INDEMNITY AGREEMENT

            (A SIMILAR FORM OF THIS DOCUMENT WILL BE USED FOR EACH
                            OFFICER AND DIRECTOR.)
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                              INDEMNITY AGREEMENT


This Indemnity Agreement (the "Agreement") is made as of January 31, 1996 by and between PS Group Holdings, Inc., a Delaware corporation (the "Company"), and ____________________ (the "Indemnitee"), a director of the Company.

                                R E C I T A L S
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     A. The Indemnitee is currently serving as a director of the Company and in such capacity has rendered valuable services to the Company.

     B. The Company has investigated the availability and sufficiency of liability insurance and Delaware statutory indemnification provisions to provide its directors and officers with adequate protection against various legal risks and potential liabilities to which such individuals are subject due to their positions with the Company and has concluded that such insurance and statutory provisions may provide inadequate and unacceptable protection to certain individuals requested to serve as its directors and officers.

     C. In order to induce and encourage highly experienced and capable persons such as the Indemnitee to continue to serve as a director of the Company, the Board of Directors has determined, after due consideration and investigation of the terms and provisions of this Agreement and the various other options available to the Company and the Indemnitee in lieu hereof, that this Agreement is not only reasonable and prudent but necessary to promote and ensure the best interests of the Company and its stockholders.

                               A G R E E M E N T
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     NOW, THEREFORE, in consideration of the continued services of the
Indemnitee and in order to induce the Indemnitee to continue to serve as a director, the Company and the Indemnitee do hereby agree as follows:

     1. Definitions. As used in this Agreement:
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          (a) The term "Proceeding" shall include any threatened, pending or completed action, suit or proceeding, whether brought in the name of the Company or otherwise and whether of a civil, criminal or administrative or investigative nature, by reason of the fact that the Indemnitee is or was a director of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another enterprise, whether or not he is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement is to be provided under this Agreement.

          (b) The term "Expenses" includes, without limitation, attorneys' fees, disbursements and retainers, accounting and witness fees, travel and deposition costs, expenses of investigations, judicial or administrative proceedings and appeals, amounts paid in settlement by or on behalf of the Indemnitee, and any expenses of establishing a right to indemnification, pursuant to this Agreement or otherwise, including reasonable compensation for time spent by the Indemnitee in connection with the investigation, defense or appeal of a Proceeding or action for indemnification for which he is not

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     otherwise compensated by the Company or any third party.  The term
     "Expenses" does not include the amount of judgments, fines, penalties or ERISA excise taxes actually levied against the Indemnitee.

     2. Agreement to Serve.  The Indemnitee agrees to continue to serve as a
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director of the Company at the will of the Company for so long as he is duly elected or appointed or until such time as he tenders his resignation in writing.

     3. Indemnification in Third Party Actions.  The Company shall indemnify
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the Indemnitee in accordance with the provisions of this section if the
Indemnitee is a party to or threatened to be made a party to or is otherwise involved in any Proceeding (other than a Proceeding by or in the name of the Company to procure a judgment in its favor), by reason of the fact that the Indemnitee is or was a director of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another enterprise, against all Expenses, judgments, fines, penalties and ERISA excise taxes actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of such a Proceeding, to the fullest extent permitted by Delaware law; provided that any settlement of a Proceeding be approved in writing by the Company.

     4. Indemnification in Proceedings By or In the Name of the Company.  The
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Company shall indemnify the Indemnitee in accordance with the provisions of this section if the Indemnitee is a party to or is threatened to be made a party to or otherwise involved in any Proceedings by or in the name of the Company to procure a judgment in its favor by reason of the fact that the Indemnitee was or is a director of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another enterprise, against all Expenses actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of such a Proceeding, to the fullest extent permitted by Delaware law.

     5. Conclusive Presumption Regarding Standards of Conduct.  The Indemnitee
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shall be conclusively presumed to have met the relevant standards of conduct, as defined by Delaware law, for indemnification pursuant to this Agreement, unless a determination is made that the Indemnitee has not met such standards (i) by the Board of Directors by a majority vote of a quorum thereof consisting of directors who were not parties to the Proceeding due to which a claim is made under this Agreement, (ii) by the stockholders of the Company by majority vote of a quorum thereof consisting of stockholders who were not parties to such a Proceeding, or (iii) in a written opinion of independent legal counsel, selection of whom has been approved by the Indemnitee in writing.

     6. Indemnification of Expenses of Successful Party.  Notwithstanding any
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other provisions of this Agreement, to the extent that the Indemnitee has been successful in defense of any Proceeding or in defense of any claim, issue or matter therein, on the merits or otherwise, including the dismissal of a Proceeding without prejudice, the Indemnitee shall be indemnified against all Expenses incurred in connection therewith to the fullest extent permitted by Delaware law.

     7. Advances of Expenses.  The Expenses incurred by the Indemnitee in any
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Proceeding shall be paid promptly by the Company in advance of the final disposition of the Proceeding at the written request of the Indemnitee to the fullest extent permitted by Delaware law; provided that as long as Delaware law requires such an undertaking, the Indemnitee shall

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undertake in writing to repay any advances to the extent that it is ultimately determined that the Indemnitee is not entitled to indemnification.

     8. Partial Indemnification.  If the Indemnitee is entitled under any
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provision of this Agreement to indemnification by the Company for a portion of the Expenses, judgments, fines, penalties or ERISA excise taxes actually and reasonably incurred by him in the investigation, defense, appeal or settlement of any Proceeding but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for that portion of Expenses, judgments, fines, penalties or ERISA excise taxes to which the Indemnitee is entitled.

     9. Indemnification Procedure; Determination of Right to Indemnification.
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          (a) Promptly after receipt by the Indemnitee of notice of the commencement of any Proceeding, the Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof in writing. The omission to so notify the Company will not relieve it from any liability which it may have to the Indemnitee otherwise than under this Agreement.

          (b) If a claim for indemnification or advances under this Agreement is not paid by the Company within 30 days of receipt of written notice, the rights provided by this Agreement shall be enforceable by the Indemnitee in any court of competent jurisdiction. The burden of proving by clear and convincing evidence that indemnification or advances are not appropriate shall be on the Company. Neither the failure of the directors or stockholders of the Company or its independent legal counsel to have made a determination prior to the commencement of such action that indemnification or advances are proper in the circumstances because the Indemnitee has met the applicable standard of conduct, nor an actual determination by the directors or stockholders of the Company or independent legal counsel that the Indemnitee has not met the applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct.

          (c) The Indemnitee's Expenses incurred in connection with any proceeding concerning his right to indemnification or advances in whole or in part pursuant to this Agreement shall also be indemnified by the Company regardless of the outcome of such a proceeding, unless a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in the proceeding was not made in good faith or was frivolous.

          (d) With respect to any Proceeding for which indemnification is requested, the Company will be entitled to participate therein at its own expense and, except as otherwise provided below, to the extent that it may wish, the Company may assume the defense thereof, with counsel satisfactory to the Indemnitee. After notice from the Company to the Indemnitee of its election to assume the defense of a Proceeding, the Company will not be liable to the Indemnitee under this Agreement for any Expenses subsequently incurred by the Indemnitee in connection with the defense thereof, other than as provided below. The Company shall not settle any Proceeding in any manner which would impose any penalty or limitation on the Indemnitee without the Indemnitee's written consent. The Indemnitee shall have the right to employ his counsel in any Proceeding but the fees and expenses of such counsel incurred after notice from the

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     Company of its assumption of the defense of the Proceeding shall be at the expense of the Indemnitee, unless (i) the employment of counsel by the Indemnitee has been authorized by the Company, (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of the defense of a Proceeding, or (iii) the Company shall not in fact have employed counsel to assume the defense of a Proceeding, in each of which cases the fees and expenses of the Indemnitee's counsel shall be advanced by the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which the Indemnitee has made the conclusion that there may be a conflict of interest between the Company and the Indemnitee.

     10. Limitations on Indemnification.  No payments pursuant to this
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Agreement shall be made by the Company:

          (a) To indemnify or advance funds to the Indemnitee for expenses with respect to proceedings initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Delaware law, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors finds it to be appropriate;

          (b) To indemnify the Indemnitee for any Expenses, judgements, fines, penalties or ERISA excise taxes sustained in any Proceeding for which payment is actually made to the Indemnitee under a valid and collectible insurance policy, except in respect of any excess beyond the amount of payment under such insurance;

          (c) To indemnify the Indemnitee for any Expenses, judgements, fines or penalties sustained in any Proceeding for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder and amendments thereto or similar provisions of any federal, state or local statutory law;

          (d) To indemnify the Indemnitee for any Expenses, judgements, fines, penalties or ERISA excise taxes resulting from the Indemnitee's conduct which is finally adjudged to have been willful misconduct, knowingly fraudulent or deliberately dishonest; or

          (e) If a court of competent jurisdiction finally determines that any indemnification hereunder is unlawful.

     11. Maintenance of Liability Insurance.
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          (a) The Company hereby covenants and agrees that, as long as the
     Indemnitee shall continue to serve as a director of the Company and thereafter as long as the Indemnitee may be subject to any possible Proceeding, the Company, subject to subsection (c) below, shall promptly obtain and maintain in full force and effect

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     directors' and officers' liability insurance ("D&O Insurance") in reasonable amounts from established and reputable insurers.

          (b) In all D&O Insurance policies, the Indemnitee shall be named as an insured in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors.

          (c) Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain D&O Insurance if the Company determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, the coverage provided by such insurance is so limited by exclusions that it provides an insufficient benefit, or the Indemnitee is covered by similar insurance maintained by a subsidiary of the Company.

     12. Indemnification Hereunder Not Exclusive.  The indemnification provided
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by this Agreement shall not be deemed exclusive of any other rights to which the
Indemnitee may be entitled under the Certificate of Incorporation, Bylaws, any agreement, any vote of disinterested stockholders or directors, provision of Delaware law, or otherwise, both as to action in his official capacity and as to action in another capacity on behalf of the Company while holding such office.

     13. Successors and Assigns.  This Agreement shall be binding upon, and
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shall enure to the benefit of the Indemnitee and his heirs, personal representatives and assigns, and the Company and its successors and assigns.

     14. Separability.  Each provision of this Agreement is a separate and
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distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. To the extent required, any provision of this Agreement may be modified by a court of competent jurisdiction to preserve its validity and to provide the Indemnitee with the broadest possible indemnification permitted under Delaware law.

     15. Savings Clause.  If this Agreement or any portion hereof is
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invalidated on any ground by any court of competent jurisdiction, the Company shall nevertheless indemnify the Indemnitee as to any Expenses, judgments, fines, penalties or ERISA excise taxes incurred with respect to any Proceeding to the full extent permitted by any applicable provision of this Agreement that shall not have been invalidated or by applicable Delaware law.

     16. Interpretation; Governing Law.  This Agreement shall be construed as a
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whole and in accordance with its fair meaning.  Headings are for convenience only and shall not be used in construing meaning. This Agreement shall be governed and interpreted in accordance with the laws of the State of Delaware.

     17. Amendments.  No amendment, waiver, modification, termination or
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cancellation of this Agreement shall be effective unless in writing signed by the party against whom enforcement is sought. The indemnification rights afforded to the Indemnitee hereby are contract rights and may not be diminished, eliminated or otherwise affected by amendments to the Certificate of Incorporation, Bylaws or by other agreements, including D&O Insurance policies.

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     18. Counterparts.  This Agreement may be executed in one or more
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counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to the other.

     19. Notices.  Any notice required to be given under this Agreement shall
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be directed to PS Group Holdings, Inc. at 4370 LaJolla Village Drive, Suite
1050, San Diego, California 92122, Attention: Corporate Secretary and to Indemnitee at__________________________________________________________________
________________, or to such other address as either shall designate in writing.

     IN WITNESS WHEREOF, the parties have executed this Indemnity Agreement as of the date first written above.

                                            INDEMNITEE


                                            _________________________________


                                            PS GROUP HOLDINGS, INC.


                                            By_______________________________

                                            Its:

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